American Century Mutual Funds, Inc. Prospectus Supplement New Opportunities Fund
Supplement dated September 30, 2009 ¡ Prospectus dated March 1, 2009

The following changes are effective December 1, 2009.

The first sentence of the first paragraph of sub-section What are the fund’s primary investment strategies and principal risks? on page 2 of the prospectus is replaced with the following:

The portfolio managers look for stocks of small and mid-sized companies they believe will increase in value over time, using an investment strategy developed by American Century Investments.

The small cap risk on page 2 of the prospectus is replaced with the following:

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Small and Mid Cap Stocks – The smaller and medium-sized companies in which the fund invests may present greater opportunities for capital appreciation than larger companies, but may also present greater risks.

The fund’s benchmark is changed from the Russell 2000 Growth Index to the Russell 2500 Growth Index.

The first sentence of the first paragraph of sub-section How does the fund pursue its investment objective? on page 6 of the prospectus is replaced with the following:

The portfolio managers look for stocks of small and mid-sized companies they believe will increase in value over time, using an investment strategy developed by American Century Investments.

The sixth paragraph of sub-section How does the fund pursue its investment objective? on page 6 of the prospectus is replaced with the following:

When determining whether a company is small- or mid-sized, the portfolio managers will consider, among other factors, the capitalization of the company and the amount of revenues, as well as other information they obtain about the company. If the companies in which the fund invests are successful, these companies may grow into larger-sized companies. In addition, if the portfolio managers determine that the availability of small- and mid-sized companies in which to invest is not adequate to meet the fund’s investment needs, the portfolio managers may invest in larger-sized companies.

The first sentence of the third paragraph of sub-section What are the principal risks of investing in the fund? on page 7 of the prospectus is replaced with the following:

Because the fund generally invests in smaller and medium-sized companies, it may be more volatile, and subject to greater short-term risk, than funds that invest primarily in larger companies.

The Fund Performance section on page 9 of the prospectus is deleted.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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